UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 2, 2023

ServisFirst Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36452	26-0734029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Woodcrest Place, Birmingham, Alabama	35209
(Address of principal executive offices)	(Zip Code)

(205) 949-0302
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common	SFBS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b) On November 1, 2023, William “Bud” Foshee, Chief Financial Officer of ServisFirst Bancshares, Inc. (“ServisFirst”), notified the Board of Directors (“Board”) of ServisFirst that he will retire from the position of Chief Financial Officer effective after the filing of the Form 10-K in February of 2024.  The Board thanks Mr. Foshee for his 19 years of service, the leadership that he has provided, and the integrity that he has exemplified.

(c) The Board appointed Kirk Pressley to succeed Mr. Foshee as Chief Financial Officer following Mr. Foshee’s retirement.  Mr. Presley, 57, joined ServisFirst Bank as Executive Vice President of Strategic Planning in July of 2023. Prior to joining ServisFirst Bank, Mr. Pressley started his career as an external auditor focused on financial institutions for two large international public accounting firms. Pressley then served as the Controller for BBVA USA Bancshares, previously BBVA Compass Bancshares, from 2003 to 2015. He most recently held the position of Senior Executive Vice President and CFO of BBVA USA, Houston, Texas, from 2015 to 2021.

Mr. Pressley does not have any family relationships with any of ServisFirst’s directors or executive officers. Mr. Pressley does not have any arrangement or understanding with any person pursuant to which he was named or selected to be an officer of ServisFirst or ServisFirst Bank. Mr. Pressley is not a party to any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.. He is a graduate of Auburn University with a Bachelor of Science in Business Administration degree, Accounting, and has spent his 35-year career in the Birmingham, Alabama, and Houston, Texas areas.  No changes have been made to Mr. Pressley’s compensation as a result of being named successor to the Chief Financial Officer position.

Item 9.01 – Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated November 2, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVISFIRST BANCSHARES, INC.

/s/ Thomas A. Broughton, III
Dated: November 2, 2023	By:	Thomas A. Broughton, III
Chairman, President, & Chief Executive Officer